SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K



             Current Report Pursuant to Section 13 or 15 (d) of
                         The Securities Act of 1934


     Date of Report (Date of earliest event reported) February 17, 1998



                            STACEY'S BUFFET, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                   FLORIDA
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               (State or Other Jurisdiction of Incorporation)



            000-16791                              59-2736736
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)


12812 60th Street North, Suite 200, Clearwater, Florida              33760
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        (Address of Principal Executive Offices)                 (Zip Code)



                               (813) 507-0335
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            (Registrant's Telephone Number, Including Area Code)



        (Former Name or Former Address, if Changed Since Last Report)



                   INFORMATION TO BE INCLUDED IN FORM 8-K


Item 1.   Change in Control of Registrant:   Not Applicable.


Item 2. Acquisition or Disposition of Assets: See attached press release dated February 17, 1998 attached as EXHIBIT A.


Item 3.   Bankruptcy or Receivership:   Not Applicable.


Item 4.   Changes in Registrant's Certifying Accountant:   Not Applicable.


Item 5. Other Events: See the press release dated February 17, 1998 attached as EXHIBIT A that describes the sale of three restaurants and the termination of a strategic alliance.


Item 6.   Resignation of Registrant's Directors:   See the press release
          dated February 17, 1998 attached as EXHIBIT A.


Item 7.   Financial Statements and Exhibits:   Not Applicable.


Item 8.   Change in Fiscal Year:   Not Applicable.



                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Stacey's Buffet, Inc., a Florida Corporation


Dated: February 18, 1998        /s/ Peter J. Hurley
                                -----------------------
                                Peter J. Hurley
                                Chief Executive Officer




EXHIBIT A

FOR IMMEDIATE RELEASE                                 SYMBOL: SBUF
Tuesday, February 17, 1998                            Traded:  NASDAQ

         STACEY'S BUFFET, INC. ANNOUNCES SALE OF THREE RESTAURANTS;
          REPAYMENT OF DEBT; AND TERMINATION OF STRATEGIC ALLIANCE

      CLEARWATER, FLORIDA, February 17, 1998 - Stacey's Buffet, Inc. (Nasdaq:SBUF) today announced the sale to Star Buffet, Inc. of Salt Lake City, Utah, of three Stacey's Buffet restaurants. Proceeds from the $1,100,000 transaction were used to repay $710,000 of loans that Stacey's had previously received from Star, and $390,000 of fees and expenses charged to Stacey's by Star pursuant to the Stacey's/Star strategic alliance announced in October 1997. In addition, Stacey's announced the termination of that strategic alliance.

      Stacey's also announced the resignation of Robert Wheaton and Theodore Abajian from Stacey's Board of Directors, and Mr. Wheaton's resignation as Chief Executive Officer of Stacey's. Messrs. Wheaton and Abajian are the Chief Executive and Chief Financial Officer, respectively, of Star, and their nominations to the Board of Directors of Stacey's had been part of the Stacey's/Star strategic alliance.

      Peter J. Hurley, a member of Stacey's Board of Directors, has been elected the interim Chief Executive Officer of Stacey's while Stacey's undertakes a search for a permanent successor. Mr. Hurley stated that; "Stacey's Buffet is also undertaking steps to develop one or more relationships with other companies to reposition Stacey's to maximize shareholder value."

      Stacey's Buffet currently operates 16 family-style buffet restaurants in Florida, New Jersey and Pennsylvania and licenses one additional store in the State of Florida.

      For additional information, please contact:

                                Maureen Jack
                            Stacey's Buffet, Inc.
                          (813) 507-0335, ext. #12